Exhibit 10.34

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

EXCLUSIVE DISTRIBUTION AGREEMENT

SEPHORA MIDDLE EAST FZE

(SEPHORA)

AND

MILK MAKEUP

(SUPPLIER)

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This agreement (the “Agreement”) is made on 1st of July, 2020 between “Sephora” and the “Supplier”.

	Sephora	Supplier
Company Name	Sephora Middle East FZE.	Milk Makeup, LLC
Principal Place of Business	PO Box 18536	568 Broadway, Suite 700, New
Trade License Number	7427	York, NY 10012

State of Incorporation	Dubai, United Arab Emirates	Delaware, USA
Represented by	Bruno Leproux	Steve Nguyen
Title	General Manager	CFO

Hereinafter referred to as individually the “Party” or collectively the “Parties”.

It is beforehand reminded that the Supplier, owner of the brand [MILK MAKEUP] (the “Brand”), is the manufacturer of the Products bearing the Brand (as defined below in Article 4)

The Supplier has signed the contractual documents “Supplier’s Code of Conduct” and “Guarantee Letter”. These contractual documents are part of the present agreement collectively (the “Agreement”). The Supplier undertakes to comply with the obligations detailed in these documents.

In the framework of the distribution by Sephora of the Products, the Supplier also undertakes to comply with the following terms:

Article 1 – Definitions

1.1.	For the purposes of this Agreement, the following capitalized terms shall have the following meanings specified below:

“Affiliate” means any legal entity which is controlled by, controls, or is under common control with Sephora or its permitted assignees (as applicable). For the purpose of this definition, “control” means: (i) the ability to cast at least fifty per cent (50%) of the votes in any resolution of such entity through the beneficial ownership (whether direct or indirect) of the issued and outstanding share capital of such entity; and/or (ii) the power to direct or cause the direction of the management of such entity;

“Ageing” means leaving of the Product from thirty six (36) months and up to sixty (60) months;

“Incoterms” means Incoterms 2010 as at the Effective Date or subsequent variations to them as may be issued from time to time by the International Chamber of Commerce;

“Intellectual Property Rights” or “IP Rights” means any and all copyrights, registered and unregistered designs, database rights, logos, design, formula, methods, rights to domain names, goodwill, trademarks, trade names, insignia, service marks, patents, know- how, rights in get-up, rights to sue for passing off and unfair competition, rights in confidential information (including know-how and trade secrets) and all other legal and beneficial intellectual and industrial property rights (whether registered or not) throughout the world no matter what such rights may be known as in any particular country in the world, and all applications, and rights to apply, for the same, in each case which subsist now and in the future, used in connection with or embodied in the Products;

“Products” means the products as defined in Article 4 of this Agreement;

“Range” means all the products bearing the Supplier’s trademark including the Products and any other future products developed by the Supplier and bearing the Supplier’s trademark;

“Regulatory Requirements” means any laws, statutes, regulations, directives, orders, judgments, treaties, licenses, consents, permissions, approvals, authorizations, directives, requests, guidance, voluntary codes, standards (including but not limited to GSO standards), rules and local requirements, trade sanctions, embargoes or restrictions applicable to the activities contemplated under this Agreement;

“SME Perimeter” means any one or more of the following countries: Egypt, Jordan, Oman, Lebanon, Yemen, Syria, Iraq and Iran as more detailed in Article 3 of this Agreement;

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“Territory” means the entire geographical confines of the following countries: United Arab Emirates, Qatar, Kingdom of Saudi Arabia, Bahrain, Kuwait.

1.2. In this Agreement, unless the context otherwise requires:

(a)	the singular includes the plural and vice versa;
(b)	the words “including” or “includes” or similar shall be construed as illustrative and without limitation to the generality of the related general words;
(c)	references to articles and Schedules are, unless otherwise provided, references to the articles of and Schedules to this Agreement.

Article 2 – Distribution Rights of the Products

Exclusive Distribution

The Supplier hereby grants Sephora and any of its Affiliates which accept the right to purchase, import, distribute and resell the Products within the Territory through Sephora and/or its appointed authorized retailer on an exclusive basis as applied to third-party “brick and mortar” & E-com distributors

Consequently, Supplier shall refrain from appointing any additional third party as distributor, retailer or agent for the sale of the Products in a physical retail location within the Territory. Supplier may distribute the Products directly in the territory through its own stand-alone retail stores, e-commerce, travel retail, subscription boxes, TV retailing (e.g. HSN or QVC), and pop-up stores.

Sephora may decide, at its own discretion, in which channels the Products it will distribute in each country of the Territory. Sephora may sell the Products in Sephora group’s stores, Sephora corners, shop in the shop, any website operated by Sephora or any of its Sephora-branded Affiliates, Internet, print catalogue, TV shopping, it being agreed that this list is not exhaustive.

Article 3 – Right of priority

In case the Supplier decides to distribute the Products in the SME Perimeter, the Supplier shall propose in writing to Sephora and/or any authorized retailer appointed by Sephora, to be its exclusive distributor for this country included in the SME Perimeter.

If Sephora is interested by the exclusive distribution rights of the Products in the new country proposed by Supplier, Sephora shall provide its written approval to Supplier within a 60-day period following the receipt of notice from Supplier and the Parties will add the relevant country to the Territory by a written amendment to this Agreement, to be signed by both Parties.

After exercising this right of priority, Sephora shall have sixty (60) days to propose its timing and its execution strategy within the newly added country.

Article 4 – Products

The exclusivity granted by the Supplier covers the Range in particular the current selected products (listed in Schedule 1) and future products and/or product ranges developed by the Supplier (hereinafter the “Products” ). Sephora may, at its sole discretion, choose to distribute or not these future products. If necessary, such new products will be added to the list of Products in Schedule 1.

Article 5 – Duration

Subject to earlier termination in accordance with Article 15, this Agreement shall commence on [***] (hereinafter referred to as the “Effective Date”) and shall continue in full force and effect for a period of [***] (the “Initial Term”), after which it shall be automatically extended for successive periods of one [***] term (“Renewal Term”), unless either Party notifies the other Party of the non-renewal of this Agreement in writing at least six (6) months prior to the end of the Initial Term or the end of any Renewal Term.

If the Products cannot be launched by Sephora in one or several countries of the Territory from the Effective Date due to the non-compliance of the Products and/or its packaging with local regulations, or where both Parties mutually decide to delay the launch of the Products, it is agreed that the exclusivity period stated in this clause shall then be accordingly extended in respect of these countries.

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Article 6 – Compliance with Regulatory Requirements

6.1. At all times, the Supplier shall comply with all applicable Regulatory Requirements in the Territory in which it operates in relation to the Products and to the performance of this Agreement, including, without limitation, all Regulatory Requirements relating to (i) taxes; (ii) social and environmental requirements; (iii) consumer protection & commercial laws; (iv) import procedures; (v) packaging label requirements and standards. Supplier shall not do or permit to be done anything that would cause Sephora and its Affiliates to be in violation of any applicable Regulatory Requirements or that could damage the reputation of Sephora or its Affiliates or any products.

6.2. In particular, the Supplier shall ensure that the Products sold to Sephora are compliant with all regulations related to formula, labelling and packaging of the Products applicable in the Territory.

6.3. The Supplier represents and warrants that any and all statements made or any information provided by the Supplier in respect of the Products are true and correct (including but not limited to any information displayed on the packaging of the Products or in any promotional/advertising material and related to safety, product description, ingredient list, it being agreed that this list is not exhaustive).

6.4. Any Product which is not compliant with these regulations may be rejected by Sephora and returned to Supplier, it being agreed that the Supplier shall accept such returns and that subsequent carriage costs shall be incurred by the Supplier.

6.5. In the event that the Products are non-compliant with the Regulatory and quality Requirements, all additional expenses resulting from the non-compliancy of the Products shall be borne and paid by the Supplier; in particular, in case of withdrawal or recall of the Products. For the avoidance of any doubt, the Supplier shall be solely responsible for financial consequences and all costs incurred as a result of such non-compliancy shall be paid by the Supplier. More generally, the Supplier shall hold Sephora harmless and indemnified Sephora from and against any consequences and any claim which might be filed by any third party against Sephora based on an infringement of the requirements set forth in the present article.

6.6. Supplier shall keep Sephora apprised of all Regulatory and quality Requirements applicable to or affecting the import of Products into the Territory.

Article 7 – Product Liability

7.1. The Supplier shall indemnify Sephora against any liability incurred by Sephora in respect of damage to property, death or personal injury arising from any fault or defect in the materials or workmanship of the Products and any reasonable costs, claims, demands and expenses arising out of, or in connection with that liability (“Relevant Claim”), except to the extent the liability arises as a result of the direct and proven action of Sephora.

7.2. Sephora shall, as soon as it becomes aware of a matter which may result in a Relevant Claim:

(a)	give the Supplier written notice of the details of the matter;
(b)	allow the Supplier the exclusive conduct of any proceedings and take any action that the Supplier requires, at its sole costs, to defend or resist the matter, including using professional advisers nominated by the Supplier; and
(c)	not admit liability or settle the matter without the Supplier’s written consent.

7.3. Sephora will, at the Supplier’s cost, give any assistance that the Supplier shall reasonably require to recall, as a matter of urgency, Products from the retail or wholesale market.

Article 8 – Social and environmental requirements

Supplier undertakes to comply with the social and environmental requirements set out in the Supplier’s Code of Conduct, and sign the document attached hereto in Schedule 4.

Article 9 – Order and Delivery - Transfer of Risk of Loss and Title - Price

9.1. Order and Delivery. Ordering shall be made in accordance with the provisions set out in the Sephora’s General Purchase Conditions, attached hereto in Schedule 3. All Products shall be delivered by Supplier to Sephora on ExWorks at the address appearing on the purchase order, in accordance with the Incoterms. All Products shall be delivered by Supplier within a maximum period of fourteen (14) days from the reception by Supplier of the purchase order, unless otherwise determined by Sephora in the relevant purchase order.

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9.2. Transfer of Risk of Loss and Title. The risk of loss or damage to and title to the Products sold by the Supplier to Sephora under this Agreement are specified in Sephora’s General Purchase Conditions, attached hereto in Schedule 3.

9.3. Price of Products. Sephora shall purchase the Products at the purchase price agreed upon by the Parties in writing and as set out in Schedule 2.

Unless otherwise agreed by the Parties in writing, prices are firm and non-revisable. The purchase prices of the Products can be revised only once a year after mutual agreement is reached between the Parties. The Supplier shall communicate to Sephora the proposition of new pricing before the first of December of the previous year for application, subject to the prior approval of these new prices by Sephora, on the first March of the following year.

Sephora shall purchase the Products in [USD] Unless otherwise agreed, any payment by Sephora to Supplier for the Products sold under this Agreement shall be made by bank transfer as instructed by the Supplier in writing and in advance. The payment will be made on 60 (sixty) days end of month, date of invoice.

Sephora is entitled to set-off the sums owed by Sephora against those owed by Supplier, without any requirement for a formal notification.

Sephora shall determine the retail price of the Products, in accordance with all applicable laws, regulations, decrees, ministerial decisions in force in the countries of the Territory.

Article 10 – Annual commercial terms

The Parties shall discuss and negotiate in good faith the annual commercial terms and conditions of their collaboration and shall recapitulate them in writing in a separate document (the “Annual Commercial Terms”), by a date to be mutually agreed between the Parties. The Annual Commercial Terms shall incorporate, inter alia, the price agreed upon for the Products.

Article 11 – Intellectual Property

11.1. The Supplier hereby grants Sephora the right, in the Territory, to use the trademarks (the “Trademarks”) and other IP Rights owned by the Supplier in the promotion, advertisement and sale of the Products, subject to, and for the duration of, this Agreement. Sephora acknowledges and agrees that all rights in the Trademarks and other IP Rights shall remain the exclusive property of the Supplier, and that Sephora has and will acquire no right in them by virtue of the discharge of its obligations under this Agreement, except for the right to use the Trademarks and other IP Rights as expressly provided in this Agreement.

11.2. The Supplier represents and warrants that it is the owner of the IP Rights and/or the Range and that it has neither granted to any third-party any license nor procured the right to use the IP Rights and/or the Range for products similar or identical to the Products in the Territory.

11.3. The Supplier warrants and covenants that no part of the Products will violate or infringe upon the IP Rights or other statutory rights of any third party.

11.4. The Supplier represents and warrants that names of the Products and the Range, any distinctive and original part of the Products and the Range are duly registered or will be registered, with the appropriate registers or authorities throughout the Territory, at the date of the first delivery of the Products to Sephora in the Territory, at the latest, and that it will timely proceed to any renewal of registration of IP Rights throughout the duration of this Agreement.

Notwithstanding any other rights or remedies under this Agreement, any breach of this clause 11.4 by the Supplier shall constitute a material breach of the Agreement.

11.5. The Supplier shall immediately notify Sephora in writing giving full particulars if it becomes aware of any claim made or threatened that the Products and/or the Range and part of promotional materials infringes the rights of any third party. In respect of any such matters Sephora may in its absolute discretion decide to suspend or stop the distribution and sale of the Products in the Territory, it being understood that the Supplier shall take back the stock of Products, at its own cost, upon Sephora’s request.

11.6. The Supplier represents and warrants that no part of the materials provided as part of promotional and advertising activities, as set out in Article 12, will violate or infringe upon the intellectual property rights or other statutory rights of any third party. In this respect, the Supplier undertakes to obtain all necessary authorizations, licenses, assignments of rights for any third- party rights embodied in the promotional and advertising material as the case may be (including but not limited to rights of authors, photographers, designers, models) and to procure to Sephora the grant of such third-party rights toward the use of such promotional and advertising material in the Territory on all supports and by all means (POS, Internet/ extranet, advertisement in press, radio and TV).

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Article 12 – Animations, Promotions, Advertising, Commercial Support

12.1. Role and Responsibilities of the Parties: The Supplier and Sephora shall annually agree upon in writing the Marketing Plan (including all the animations plan, and / or promotion campaign, and / or PR events, advertisements and commercial support and the marketing budget and contribution towards the preceding items), in order to promote the sale of the Products in the Territory and which will be conducted by both Parties, in accordance with the following roles and responsibilities:

-	Specific in-store animations / promotions (corners, mini-corners, mono-brand windows, beauty bar, internet campaigns, premium sales, direct marketing actions / CRM actions) shall be paid by the Supplier.
-	In case of a media communication, Sephora shall submit to the Supplier the corresponding budget including the breakdown per country of the Territory and per media support (print, radio, TV, internet, etc.).
-	The promotion calendar and the implementing of the animations, (boutiques, end caps, cashwrap, windows, etc.) will be managed by Sephora.
-	Each advertisement shall mention that the Products are sold exclusively in the Sephora network.
-	Sephora will create (alone or with a third party) the advertising material (the “Creations”) and will submit the Creations to the Supplier.
-	The cost of the realisation of the advertising (shootings, production costs, etc. ) excluding copyrights assignment, will be included in the budget submitted to the Supplier.
-	All intellectual property rights related to the Creation, excluding the IP Rights pertaining to Supplier, will remain the sole property of Sephora, unless a written copyright assignment is concluded between the Parties. The Supplier is consequently not allowed to use the Creation without Sephora’s prior written consent.
-	The Supplier shall approve in writing the budget and the Creations prior to the booking of the media space.
-	Sephora will select, book and buy all the media space for the mutually agreed upon advertising, in compliance with the annual Marketing Plan and budget/contribution agreed by the Parties.
-	Sephora may organize and finance multi-brand launch presentations at least [2] per year in the countries of the Territory. The Supplier undertakes to provide gifts for the journalists during the presentations, the Supplier’s brand and Product briefs for the press kits; and guarantees its presence during these PR events. As specified above, to the extent applicable, specific mono-brand PR events or launches shall be paid for by the Supplier and included in the budget.
-	The Supplier is responsible to provide Sephora, free of charge, with all supports for the Supplier’s brand guidelines (“Brand Guidelines”). All materials must be finalized and given to Sephora no later than three (3) months before launch of the Supplier’s brand in the first country of the Territory. The Products data sheets, logos, among others, must be in English and in Arabic. The Supplier shall be responsible for ensuring that all these materials for the Products, provided by the Supplier to Sephora, contain no fraudulent, misleading or deceptive elements and the Supplier shall be solely liable for the contents of such material.
-	As specified above, a global budget of marketing contribution including the media plan and/or the animations and/or PR events will be agreed upon each year by the Parties, either as an absolute value, or as a % of the Products sales achieved by Sephora, or as a % of the Products purchased by Sephora to the Supplier.
-	The marketing contribution shall be paid as follows: Sephora shall invoice the Supplier all the expenses it has incurred towards the media plan and/or the animations and/or the PR events at actual. Payment of the marketing contribution shall be made by the Supplier within thirty (30) days upon receipt of each invoice of marketing activity concerned.
-	Sephora shall not sell in any country within the Territory and/or the SME Perimeter upon notice from Supplier that, in Supplier’s good faith belief, it is unable to use its marketing materials or otherwise its branding will be negatively affected by selling in such country or countries. In the event Supplier gives such notice, Sephora may request the return of applicable merchandise per Section 14.3 below.

12.2. Samples, gifts, POS material training support: Supplier will deliver, carriage paid by the Supplier at the logistic solution indicated by Sephora, free testers, samples, gifts and training support for all Sephora points of sales in the Territory. Supplier shall provide credit for samples only as invoiced by Sephora on a monthly basis, and in no event shall such invoice for tester units exceed three percent (3%) of the retail value of the number of units sold at Sephora retail locations. Sephora shall provide a monthly report detailing retail sales per Supplier SKU for each of its locations.

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Article 13 – Fixtures

13.1. Permanent fixtures: All the Supplier’s fixtures (hereinafter the “Fixtures”) shall be and shall remain the Supplier’s property.

The Fixtures must be developed in accordance with Sephora’s requirements in terms of merchandising policy and shall be at the Supplier’s cost.

The Supplier shall provide every new Sephora point of sale opening with the Fixtures within six (6) weeks after Sephora has placed the order for Fixtures.

13.2. Updates Collection (Spring, summer, Fall, Holiday): Supplier shall bear all the expenses related to the Fixtures’ updates including but not limited to development, production, installation, removal, destruction and / or maintenance. Sephora shall send the invoice to the Supplier and the Supplier shall pay the invoice within thirty (30) days from the date of receipt of the invoice.

13.3. Delivery: All delivery of Fixtures or updates will be EX-Works from Supplier’s warehouse directly to the Sephora’s point of sales or at any logistic solution indicated by Sephora.

Article 14 – Stock

14.1 Sephora will conduct stock inventory twice a year, at which point the Supplier may be required to take back stock exceeding 180 days (based on sell-out in the Territory), which is the maximum number of days allowed for exclusive brand inventory.

Supplier undertakes to use reasonable effort to maintain a 100% service level on order fulfilment.

14.2 In the event that Products have an expiration date, the Supplier shall ensure that the Products delivered at the logistic solution indicated by Sephora, do not have an expiration date inferior of twenty (20) months. If the expiry date is not mentioned on the Products, the Supplier to ensure that the Products has a remaining shelf life not less than twenty (20) months. The Supplier will provide Sephora with shelf life per product and their batch codification rules. The Supplier agrees that the Products which do not comply with this clause shall be returned to the Supplier at Supplier’s own cost and expense.

14.3. Supplier shall:

(a)	take back, carriage paid, any customer returns or any Return to Vendor (RTVs of discontinued, damaged, expired, Ageing or non-compliant Products);
(b)	provide (i) Return Authorizations (RAs) for RTVs of discontinued, damaged, expired or non-compliant Products or for customer returns and (ii) the coordination and payment of shipping of these Products if they are not Destroy in Field (DIF). In case of DIF, the Supplier shall have to pay the costs of destruction.

All customer returns concerning issues with quality of the Products will be automatically returned to Sephora Middle East Dubai Warehouse or to the brand or destroyed upon prior confirmation from the brand or at the logistic solution indicated by Sephora, all returns concerning issues with quality of the Products will be treated as Products mentioned in paragraphs (a) and (b) above.

Upon agreement between the Parties concerning stock returns, the Supplier is responsible to organize the return of the Products and to pay any costs associated with this return within thirty (30) days.

14.4. Upon expiry or termination of this Agreement in accordance with the terms of this Agreement, Sephora reserves the right to either:

-	continue to sell the stock of the Products during a determined period, and/or
-	stop selling the Products and the Supplier commits to take back the remaining stock of the Products at their initial price.

Article 15 – Termination

15.1. Termination by either Party: Either Party may by written notice given to the other Party terminate this Agreement with immediate effect (or on such later date as is specified in the notice), or at any time after the other Party becomes insolvent; or any procedure is commenced with a view to (i) its administration, winding-up, liquidation, bankruptcy, dissolution whether compulsory or voluntarily, or (ii) the appointment of a receiver, liquidator, trustee or similar officer over all or any part of its assets or undertaking; or all or any part of its assets are subject to attachment, execution or similar process; or it enters or is considering entering into a composition or arrangement with its creditors generally.

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15.2. Termination by Sephora: Sephora may by written notice to the Supplier terminate this Agreement with immediate effect (or on such later date as is specified in the notice), or at any time after any of the following events:

(a)	a violation of any applicable Regulatory Requirements by the Supplier as provided in Article 6, or any of its employees, agents, directors or officers, which, in Sephora’s sole but reasonable discretion, will or might adversely affect Sephora’s business, reputation, goodwill or image;

(b)	the Supplier for any reason whatsoever fails to operate in the normal course of business;
(c)	the Supplier is in material breach of this Agreement and such breach, if capable of remedy, has not been remedied within fifteen (15) days after receipt by the defaulting Party of notice from the other Party requiring such remedy;

(d)	the Supplier or any of its Products, employees, agents, directors or officers in the reasonable opinion of Sephora bring Sephora or any of its brands into disrepute.

Article 16 – Indemnification

The Supplier agrees to indemnify, defend and hold Sephora, its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the “Indemnified parties”) harmless from and against all claims, demands, losses, liabilities, costs and expenses, including legal fees (the “Claims”), or threatened Claims, incurred by the Indemnified parties as a result of the use and/or sale of the Products and/or in connection with, arising out of or in relation to, without limitation:

(i)     any fault or defect in the materials or workmanship of the Products;

(ii)    any breach by the Supplier of any of its obligation, representation and warranty under this Agreement;

(iii)   any actual or alleged infringement of any Regulatory Requirement relating in particular those applying to the manufacturing, packaging and labelling of the Products as described in Article 6;

(iv)   any actual or alleged infringement of any third-party IP rights and/or based on unfair competition relating to the Supplier’s Products;

(v)    any advertising and promotion of the Products which contain information provided by the Supplier.

Article 17 – Confidentiality

Each Party will hold in strictest confidence the content of the present Agreement as well as any and all confidential information received from the other Party and its Affiliates in the course of the present Agreement and shall not (a) disclose such information to any person other than its employees who need to know such information in order to discharge their duties or enjoy the benefits of this Agreement, or (b) use such information other than for the purpose of performing its obligations under this Agreement and shall (c) procure that any person to whom any such information is disclosed by it pursuant to this clause complies with the restrictions contained herein as if such person were a Party.

This clause does not prevent either Party from disclosing information which (a) is or becomes generally available to the public otherwise than through a breach of this clause by the Party seeking to disclose the information or (b) was known to the Party seeking to disclose the information prior to this Agreement or, in the case of information provided by a third party to the disclosing Party which it was known prior to its provision by that third party, and can be shown by the disclosing Party to have been so known or (c) is or becomes required by law or in order to enforce rights under this Agreement.

Article 18 – Governing Law and Jurisdiction

The Agreement shall be governed by the laws of the United Arab Emirates. Any and all disputes shall be settled by the Dubai courts notwithstanding any clauses to the contrary or in case of introduction of a third party or plurality of defendants.

Article 19 – Assignment

Sephora may at any time assign all or part of the benefits of, or its rights or benefits under this Agreement to any of its Sephora-branded Affiliates.

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Article 20 – Schedules

The following schedules, as may from time to time be amended, are attached to this Agreement and made a part of this Agreement:

Schedule 1: List of Products

Schedule 2: List of Prices

Schedule 3: Sephora’s General Purchase Conditions

Schedule 4: Supplier’s Code of Conduct

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate by their duly authorized representatives.

For and on behalf of Sephora Middle East FZE		For and on behalf of Milk Makeup, LLC

Name of authorized signatory: Bruno Leproux		Name of authorized signatory: Steve Nguyen
Title:	General Manager	Title: CFO

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SCHEDULE 1
LIST OF PRODUCTS

PRODUCT FAMILY	SKU DESCRIPTION
COOLING WATER	COOLING WATER
GEL BROW	GEL BROW-PILSNER
GEL BROW	GEL BROW-DARK BREW
GEL BROW	GEL BROW-PALE ALE
HIGHLIGHTER	HIGHLIGHTER-LIT
HYDRATING OIL	HYDRATING OIL
LIP & CHEEK	LIP + CHEEK-PERK
LIP & CHEEK	LIP + CHEEK-RALLY
LIP & CHEEK	LIP + CHEEK-QUICKIE
MATTE BRONZER	MATTE BRONZER-BAKED
TATTOO STAMP	TATTOO STAMP -BLACK HEART
TATTOO STAMP	TATTOO STAMP -BLACK STAR
BLUR STICK	BLUR STICK
MATTE BRONZER	MATTE BRONZER - BLAZE
FLEX CONCEALER	FLEX CONCEALER - FAIR
FLEX CONCEALER	FLEX CONCEALER - LIGHT
FLEX CONCEALER	FLEX CONCEALER - LIGHT MEDIUM
FLEX CONCEALER	FLEX CONCEALER - MEDIUM
FLEX CONCEALER	FLEX CONCEALER - MEDIUM TAN
FLEX CONCEALER	FLEX CONCEALER - TAN
FLEX CONCEALER	FLEX CONCEALER - WARM DEEP
FLEX CONCEALER	FLEX CONCEALER - DEEP
MATCHA CLEANSER	MATCHA CLEANSER
MATCHA TONER	MATCHA TONER
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - IVORY
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION -FAIR
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - LIGHT
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - GOLDEN LIGHT
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - MEDIUM LIGHT
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - MEDIUM
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - WARM MEDIUM
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - GOLDEN SAND
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - HONEY
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - MEDIUM TAN
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - CARAMEL
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - TAN
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - TOFFEE
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - GOLDEN DEEP

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BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - WARM DEEP
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - DEEP
LUMINOUS BLUR STICK	LUMINOUS BLUR STICK
MINI COOLING WATER	MINI COOLING WATER
TATTOO STAMP	TATTOO STAMP X
TATTOO STAMP	TATTOO STAMP MOON
WATERMELON BRIGHTENING SERUM	WATERMELON BRIGHTENING SERUM
KUSH MASCARA	KUSH MASCARA
LIP & CHEEK	LIP + CHEEK - WERK
MINI KUSH MASCARA	MINI KUSH MASCARA
KUSH BROW	KUSH BROW HYDRO
KUSH BROW	KUSH BROW HAZE
KUSH BROW	KUSH BROW DUTCH
KUSH BROW	KUSH BROW GRIND
BLUR + SET MATTE LOOSE SETTING POWDER	BLUR+SET POWDER LIGHT
BLUR + SET MATTE LOOSE SETTING POWDER	BLUR+SET POWDER MEDIUM
BLUR + SET MATTE LOOSE SETTING POWDER	BLUR+SET POWDER DEEP
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - PORCELAIN
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - CREME
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - GOLDEN HONEY
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - BISQUE
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - CINNAMON
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - MOCHA
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - COCOA
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - ESPRESSO
FLEX CONCEALER	FLEX CONCEALER - PORCELAIN
FLEX CONCEALER	FLEX CONCEALER - CREME
FLEX CONCEALER	FLEX CONCEALER - VANILLA
FLEX CONCEALER	FLEX CONCEALER - MEDIUM BEIGE
FLEX CONCEALER	FLEX CONCEALER - CARAMEL
FLEX CONCEALER	FLEX CONCEALER - CINNAMON
FLEX CONCEALER	FLEX CONCEALER - COCOA
FLEX CONCEALER	FLEX CONCEALER - ESPRESSO
MINI LIP & CHEEK	MINI LIP & CHEEK WERK
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER BOSS
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER CEO
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER BONUS
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER BIZ
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER PTO
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER BCC
ASTROLOGY TATTOO STAMP	TATTOO STAMP CAPRICORN

Version 010120 | Confidential	11	SEPHORA – MILK MAKEUP

ASTROLOGY TATTOO STAMP	TATTOO STAMP AQUARIUS
ASTROLOGY TATTOO STAMP	TATTOO STAMP PISCES
ASTROLOGY TATTOO STAMP	TATTOO STAMP ARIES
ASTROLOGY TATTOO STAMP	TATTOO STAMP TAURUS
ASTROLOGY TATTOO STAMP	TATTOO STAMP GEMINI
ASTROLOGY TATTOO STAMP	TATTOO STAMP CANCER
ASTROLOGY TATTOO STAMP	TATTOO STAMP LEO
ASTROLOGY TATTOO STAMP	TATTOO STAMP VIRGO
ASTROLOGY TATTOO STAMP	TATTOO STAMP LIBRA
ASTROLOGY TATTOO STAMP	TATTOO STAMP SCORPIO
ASTROLOGY TATTOO STAMP	TATTOO STAMP SAGITTARIUS
KUSH LIP BALM	KUSH LIP BALM GREEN DRAGON
KUSH LIP GLAZE	KUSH LIP GLAZE CHRONIC
COOLING WATER UNDEREYE PATCHES	COOLING WATER UNDEREYE PATCHES
MATCHA DETOXIFYING FACE MASK	MATCHA DETOXIFYING FACE MASK
WATERMELON BRIGHTENING FACE MASK	WATERMELON BRIGHTENING FACE MASK
LIP COLOR RELAUNCH	LIP COLOR WIFEY
LIP COLOR RELAUNCH	LIP COLOR SKILLZ
LIP COLOR RELAUNCH	LIP COLOR DEUCES
LIP COLOR RELAUNCH	LIP COLOR HYPE
LIP COLOR RELAUNCH	LIP COLOR C.R.E.A.M.
LIP COLOR RELAUNCH	LIP COLOR LOW KEY
LIP COLOR RELAUNCH	LIP COLOR NAME DROP
LIP COLOR RELAUNCH	LIP COLOR O.G. RED
LIP COLOR RELAUNCH	LIP COLOR WAVY
LIP COLOR RELAUNCH	LIP COLOR NEW WHIP
KUSH LIP BALM	KUSH LIP BALM BUBBLE
KUSH LIP BALM	KUSH LIP BALM NUG
KUSH LIP BALM	KUSH LIP BALM CANNATONIC
KUSH LIP BALM	KUSH LIP BALM PLUSHBERRY
HYDRO GRIP PRIMER	HYDRO GRIP PRIMER
CANNABIS HYDRATING FACE MASK	CANNABIS HYDRATING FACE MASK
KUSH BROW	KUSH BROW HERB
KUSH BROW	KUSH BROW MJ
KUSH BROW	KUSH BROW DIESEL
KUSH BROW	KUSH BROW CYPHER
KUSH BROW	KUSH BROW DUB
KUSH LASH PRIMER	KUSH LASH PRIMER
KUSH WATERPROOF MASCARA	KUSH WATERPROOF MASCARA
MINI KUSH WATERPROOF MASCARA	MINI KUSH WATERPROOF MASCARA
GLOW OIL LIP + CHEEK	GLOW OIL SOLAR
GLOW OIL LIP + CHEEK	GLOW OIL GLIMMER
GLOW OIL LIP + CHEEK	GLOW OIL FLARE
GLOW OIL LIP + CHEEK	GLOW OIL HALO

Version 010120 | Confidential	12	SEPHORA – MILK MAKEUP

GLOW OIL LIP + CHEEK	GLOW OIL ASTRO
MINI KUSH LASH PRIMER	MINI KUSH LASH PRIMER
FLEX FOUNDATION STICK	FLEX FOUNDATION MEDIUM BEIGE
FLEX FOUNDATION STICK	FLEX FOUNDATION LIGHT
FLEX FOUNDATION STICK	FLEX FOUNDATION MEDIUM
FLEX FOUNDATION STICK	FLEX FOUNDATION HONEY
FLEX FOUNDATION STICK	FLEX FOUNDATION SAND
FLEX FOUNDATION STICK	FLEX FOUNDATION CARAMEL
FLEX FOUNDATION STICK	FLEX FOUNDATION LIGHT MEDIUM
FLEX FOUNDATION STICK	FLEX FOUNDATION LIGHT BEIGE
FLEX FOUNDATION STICK	FLEX FOUNDATION CINNAMON
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN TAN
FLEX FOUNDATION STICK	FLEX FOUNDATION BUFF
FLEX FOUNDATION STICK	FLEX FOUNDATION MEDIUM TAN
FLEX FOUNDATION STICK	FLEX FOUNDATION ALMOND
FLEX FOUNDATION STICK	FLEX FOUNDATION CASHMERE
FLEX FOUNDATION STICK	FLEX FOUNDATION CRÈME
FLEX FOUNDATION STICK	FLEX FOUNDATION NUDE
FLEX FOUNDATION STICK	FLEX FOUNDATION PORCELAIN
FLEX FOUNDATION STICK	FLEX FOUNDATION DEEP
FLEX FOUNDATION STICK	FLEX FOUNDATION SHELL
FLEX FOUNDATION STICK	FLEX FOUNDATION TAN
FLEX FOUNDATION STICK	FLEX FOUNDATION FAIR
FLEX FOUNDATION STICK	FLEX FOUNDATION AMBER
FLEX FOUNDATION STICK	FLEX FOUNDATION HAZELNUT
FLEX FOUNDATION STICK	FLEX FOUNDATION VANILLA
FLEX FOUNDATION STICK	FLEX FOUNDATION SNOW
FLEX FOUNDATION STICK	FLEX FOUNDATION WARM DEEP
FLEX FOUNDATION STICK	FLEX FOUNDATION RICH
FLEX FOUNDATION STICK	FLEX FOUNDATION MAPLE
FLEX FOUNDATION STICK	FLEX FOUNDATION ESPRESSO
FLEX FOUNDATION STICK	FLEX FOUNDATION COCOA
FLEX FOUNDATION STICK	FLEX FOUNDATION LIGHT SAND
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN NUDE
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN SAND
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN HONEY
FLEX FOUNDATION STICK	FLEX FOUNDATION PRALINE
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN DEEP
FLEX HIGHLIGHTER	FLEX HIGHLIGHTER LIT
FLEX HIGHLIGHTER	FLEX HIGHLIGHTER ICED
FLEX HIGHLIGHTER	FLEX HIGHLIGHTER BLITZED
FLEX HIGHLIGHTER	FLEX HIGHLIGHTER GLAZED
MINI LIP & CHEEK	MINI LIP & CHEEK PERK
TATTOO STAMP	TATTOO STAMP - LIGHTENING BOLT

Version 010120 | Confidential	13	SEPHORA – MILK MAKEUP

MINI VEGAN MILK MOISTURIZER	MINI VEGAN MILK MOISTURIZER
VEGAN MILK MOISTURIZER	VEGAN MILK MOISTURIZER
VEGAN MILK CLEANSER	VEGAN MILK CLEANSER
FLEX CONCEALER	FLEX CONCEALER - BUFF
FLEX CONCEALER	FLEX CONCEALER - LIGHT SAND
FLEX CONCEALER	FLEX CONCEALER - GOLDEN NUDE
FLEX CONCEALER	FLEX CONCEALER - GOLDEN SAND
FLEX CONCEALER	FLEX CONCEALER - GOLDEN HONEY
FLEX CONCEALER	FLEX CONCEALER - GOLDEN TAN
FLEX CONCEALER	FLEX CONCEALER - GOLDEN DEEP
FLEX CONCEALER	FLEX CONCEALER - RICH
KUSH LIP SCRUB	KUSH LIP SCRUB -SNOWCAP
MINI LIP & CHEEK	MINI LIP & CHEEK - FLIP
MINI LIP & CHEEK	MINI LIP & CHEEK - QUIRK
MINI LIP & CHEEK	MINI LIP & CHEEK - RALLY
MINI LIP & CHEEK	MINI LIP & CHEEK - QUICKIE
MELATONIN LIP MASK	MELATONIN OVERNIGHT LIP MASK
MELATONIN SERUM STICK	MELATONIN SERUM STICK
KUSH LIP GLAZE	KUSH LIP GLAZE - NOVA
KUSH LIP GLAZE	KUSH LIP GLAZE - ROSE BUD
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - HAZE
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - MJ
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - DUB
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - HERB
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - DUTCH
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - GRIND
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - CYPHER
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - DIESEL
KUSH LIQUID EYELINER	KUSH LIQUID EYELINER
HYDRO GRIP MAKEUP SETTING SPRAY	HYDRO GRIP MAKEUP SETTING SPRAY
HERE FOR THE PARTY SET	MULTI-PIECE SET
VEGAN MILK MOISTURIZER	VEGAN MILK MOISTURIZER REFILL POUCH
HOLOGRAPHIC STICK	HOLOGRAPHIC STICK - SUPERNOVA
HOLOGRAPHIC STICK	HOLOGRAPHIC STICK - STARDUST
HOLOGRAPHIC STICK	HOLOGRAPHIC STICK - MARS
LIP & CHEEK	LIP + CHEEK-SWISH

Version 010120 | Confidential	14	SEPHORA – MILK MAKEUP

SCHEDULE 2

LIST OF PURCHASE PRICE

ME PP
PRODUCT FAMILY	SKU DESCRIPTION	(USD)
COOLING WATER	COOLING WATER	[***]
GEL BROW	GEL BROW-PILSNER	[***]
GEL BROW	GEL BROW-DARK BREW	[***]
GEL BROW	GEL BROW-PALE ALE	[***]
HIGHLIGHTER	HIGHLIGHTER-LIT	[***]
HYDRATING OIL	HYDRATING OIL	[***]
LIP & CHEEK	LIP + CHEEK-PERK	[***]
LIP & CHEEK	LIP + CHEEK-RALLY	[***]
LIP & CHEEK	LIP + CHEEK-QUICKIE	[***]
MATTE BRONZER	MATTE BRONZER-BAKED	[***]
TATTOO STAMP	TATTOO STAMP -BLACK HEART	[***]
TATTOO STAMP	TATTOO STAMP -BLACK STAR	[***]
BLUR STICK	BLUR STICK	[***]
MATTE BRONZER	MATTE BRONZER - BLAZE	[***]
FLEX CONCEALER	FLEX CONCEALER - FAIR	[***]
FLEX CONCEALER	FLEX CONCEALER - LIGHT	[***]
FLEX CONCEALER	FLEX CONCEALER - LIGHT MEDIUM	[***]
FLEX CONCEALER	FLEX CONCEALER - MEDIUM	[***]
FLEX CONCEALER	FLEX CONCEALER - MEDIUM TAN	[***]
FLEX CONCEALER	FLEX CONCEALER - TAN	[***]
FLEX CONCEALER	FLEX CONCEALER - WARM DEEP	[***]
FLEX CONCEALER	FLEX CONCEALER -DEEP	[***]
MATCHA CLEANSER	MATCHA CLEANSER	[***]
MATCHA TONER	MATCHA TONER	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION -IVORY	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - FAIR	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - LIGHT	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION -GOLDEN LIGHT	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - MEDIUM LIGHT	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - MEDIUM	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - WARM MEDIUM	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - GOLDEN SAND	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - HONEY	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - MEDIUM TAN	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - CARAMEL	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - TAN	[***]
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - TOFFEE	[***]

Version 010120 | Confidential	15	SEPHORA – MILK MAKEUP

BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - GOLDEN DEEP
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - WARM DEEP
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - DEEP
LUMINOUS BLUR STICK	LUMINOUS BLUR STICK
MINI COOLING WATER	MINI COOLING WATER
TATTOO STAMP	TATTOO STAMP X
TATTOO STAMP	TATTOO STAMP MOON
WATERMELON BRIGHTENING SERUM	WATERMELON BRIGHTENING SERUM
KUSH MASCARA	KUSH MASCARA
LIP & CHEEK	LIP + CHEEK - WERK
MINI KUSH MASCARA	MINI KUSH MASCARA
KUSH BROW	KUSH BROW HYDRO
KUSH BROW	KUSH BROW HAZE
KUSH BROW	KUSH BROW DUTCH
KUSH BROW	KUSH BROW GRIND
BLUR + SET MATTE LOOSE SETTING POWDER	BLUR+SET POWDER LIGHT
BLUR + SET MATTE LOOSE SETTING POWDER	BLUR+SET POWDER MEDIUM
BLUR + SET MATTE LOOSE SETTING POWDER	BLUR+SET POWDER DEEP
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - PORCELAIN
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - CREME
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - GOLDEN HONEY
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - BISQUE
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - CINNAMON
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - MOCHA
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - COCOA
BLUR LIQUID MATTE FOUNDATION	BLUR LIQUID MATTE FOUNDATION - ESPRESSO
FLEX CONCEALER	FLEX CONCEALER - PORCELAIN
FLEX CONCEALER	FLEX CONCEALER - CREME
FLEX CONCEALER	FLEX CONCEALER - VANILLA
FLEX CONCEALER	FLEX CONCEALER - MEDIUM BEIGE
FLEX CONCEALER	FLEX CONCEALER - CARAMEL
FLEX CONCEALER	FLEX CONCEALER - CINNAMON
FLEX CONCEALER	FLEX CONCEALER - COCOA
FLEX CONCEALER	FLEX CONCEALER - ESPRESSO
MINI LIP & CHEEK	MINI LIP & CHEEK WERK
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER BOSS
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER CEO
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER BONUS
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER BIZ
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER PTO
LONG WEAR GEL EYELINER	LONGWEAR GEL EYELINER BCC

Version 010120 | Confidential	16	SEPHORA – MILK MAKEUP

ASTROLOGY TATTOO STAMP	TATTOO STAMP CAPRICORN
ASTROLOGY TATTOO STAMP	TATTOO STAMP AQUARIUS
ASTROLOGY TATTOO STAMP	TATTOO STAMP PISCES
ASTROLOGY TATTOO STAMP	TATTOO STAMP ARIES
ASTROLOGY TATTOO STAMP	TATTOO STAMP TAURUS
ASTROLOGY TATTOO STAMP	TATTOO STAMP GEMINI
ASTROLOGY TATTOO STAMP	TATTOO STAMP CANCER
ASTROLOGY TATTOO STAMP	TATTOO STAMP LEO
ASTROLOGY TATTOO STAMP	TATTOO STAMP VIRGO
ASTROLOGY TATTOO STAMP	TATTOO STAMP LIBRA
ASTROLOGY TATTOO STAMP	TATTOO STAMP SCORPIO
ASTROLOGY TATTOO STAMP	TATTOO STAMP SAGITTARIUS
KUSH LIP BALM	KUSH LIP BALM GREEN DRAGON
KUSH LIP GLAZE	KUSH LIP GLAZE CHRONIC
COOLING WATER UNDEREYE PATCHES	COOLING WATER UNDEREYE PATCHES
MATCHA DETOXIFYING FACE MASK	MATCHA DETOXIFYING FACE MASK
WATERMELON BRIGHTENING FACE MASK	WATERMELON BRIGHTENING FACE MASK
LIP COLOR RELAUNCH	LIP COLOR WIFEY
LIP COLOR RELAUNCH	LIP COLOR SKILLZ
LIP COLOR RELAUNCH	LIP COLOR DEUCES
LIP COLOR RELAUNCH	LIP COLOR HYPE
LIP COLOR RELAUNCH	LIP COLOR C.R.E.A.M.
LIP COLOR RELAUNCH	LIP COLOR LOW KEY
LIP COLOR RELAUNCH	LIP COLOR NAME DROP
LIP COLOR RELAUNCH	LIP COLOR O.G. RED
LIP COLOR RELAUNCH	LIP COLOR WAVY
LIP COLOR RELAUNCH	LIP COLOR NEW WHIP
KUSH LIP BALM	KUSH LIP BALM BUBBLE
KUSH LIP BALM	KUSH LIP BALM NUG
KUSH LIP BALM	KUSH LIP BALM CANNATONIC
KUSH LIP BALM	KUSH LIP BALM PLUSHBERRY
HYDRO GRIP PRIMER	HYDRO GRIP PRIMER
CANNABIS HYDRATING FACE MASK	CANNABIS HYDRATING FACE MASK
KUSH BROW	KUSH BROW HERB
KUSH BROW	KUSH BROW MJ
KUSH BROW	KUSH BROW DIESEL
KUSH BROW	KUSH BROW CYPHER
KUSH BROW	KUSH BROW DUB
KUSH LASH PRIMER	KUSH LASH PRIMER
KUSH WATERPROOF MASCARA	KUSH WATERPROOF MASCARA
MINI KUSH WATERPROOF MASCARA	MINI KUSH WATERPROOF MASCARA	$ -
GLOW OIL LIP + CHEEK	GLOW OIL SOLAR
GLOW OIL LIP + CHEEK	GLOW OIL GLIMMER
GLOW OIL LIP + CHEEK	GLOW OIL FLARE

Version 010120 | Confidential	17	SEPHORA – MILK MAKEUP

GLOW OIL LIP + CHEEK	GLOW OIL HALO
GLOW OIL LIP + CHEEK	GLOW OIL ASTRO
MINI KUSH LASH PRIMER	MINI KUSH LASH PRIMER	#N/A
FLEX FOUNDATION STICK	FLEX FOUNDATION MEDIUM BEIGE
FLEX FOUNDATION STICK	FLEX FOUNDATION LIGHT
FLEX FOUNDATION STICK	FLEX FOUNDATION MEDIUM
FLEX FOUNDATION STICK	FLEX FOUNDATION HONEY
FLEX FOUNDATION STICK	FLEX FOUNDATION SAND
FLEX FOUNDATION STICK	FLEX FOUNDATION CARAMEL
FLEX FOUNDATION STICK	FLEX FOUNDATION LIGHT MEDIUM
FLEX FOUNDATION STICK	FLEX FOUNDATION LIGHT BEIGE
FLEX FOUNDATION STICK	FLEX FOUNDATION CINNAMON
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN TAN
FLEX FOUNDATION STICK	FLEX FOUNDATION BUFF
FLEX FOUNDATION STICK	FLEX FOUNDATION MEDIUM TAN
FLEX FOUNDATION STICK	FLEX FOUNDATION ALMOND
FLEX FOUNDATION STICK	FLEX FOUNDATION CASHMERE
FLEX FOUNDATION STICK	FLEX FOUNDATION CRÈME
FLEX FOUNDATION STICK	FLEX FOUNDATION NUDE
FLEX FOUNDATION STICK	FLEX FOUNDATION PORCELAIN
FLEX FOUNDATION STICK	FLEX FOUNDATION DEEP
FLEX FOUNDATION STICK	FLEX FOUNDATION SHELL
FLEX FOUNDATION STICK	FLEX FOUNDATION TAN
FLEX FOUNDATION STICK	FLEX FOUNDATION FAIR
FLEX FOUNDATION STICK	FLEX FOUNDATION AMBER
FLEX FOUNDATION STICK	FLEX FOUNDATION HAZELNUT
FLEX FOUNDATION STICK	FLEX FOUNDATION VANILLA
FLEX FOUNDATION STICK	FLEX FOUNDATION SNOW
FLEX FOUNDATION STICK	FLEX FOUNDATION WARM DEEP
FLEX FOUNDATION STICK	FLEX FOUNDATION RICH
FLEX FOUNDATION STICK	FLEX FOUNDATION MAPLE
FLEX FOUNDATION STICK	FLEX FOUNDATION ESPRESSO
FLEX FOUNDATION STICK	FLEX FOUNDATION COCOA
FLEX FOUNDATION STICK	FLEX FOUNDATION LIGHT SAND
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN NUDE
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN SAND
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN HONEY
FLEX FOUNDATION STICK	FLEX FOUNDATION PRALINE
FLEX FOUNDATION STICK	FLEX FOUNDATION GOLDEN DEEP
FLEX HIGHLIGHTER	FLEX HIGHLIGHTER LIT
FLEX HIGHLIGHTER	FLEX HIGHLIGHTER ICED
FLEX HIGHLIGHTER	FLEX HIGHLIGHTER BLITZED
FLEX HIGHLIGHTER	FLEX HIGHLIGHTER GLAZED
MINI LIP & CHEEK	MINI LIP & CHEEK PERK

Version 010120 | Confidential	18	SEPHORA – MILK MAKEUP

TATTOO STAMP	TATTOO STAMP - LIGHTENING BOLT
MINI VEGAN MILK MOISTURIZER	MINI VEGAN MILK MOISTURIZER
VEGAN MILK MOISTURIZER	VEGAN MILK MOISTURIZER
VEGAN MILK CLEANSER	VEGAN MILK CLEANSER
FLEX CONCEALER	FLEX CONCEALER - BUFF
FLEX CONCEALER	FLEX CONCEALER - LIGHT SAND
FLEX CONCEALER	FLEX CONCEALER - GOLDEN NUDE
FLEX CONCEALER	FLEX CONCEALER - GOLDEN SAND
FLEX CONCEALER	FLEX CONCEALER - GOLDEN HONEY
FLEX CONCEALER	FLEX CONCEALER - GOLDEN TAN
FLEX CONCEALER	FLEX CONCEALER - GOLDEN DEEP
FLEX CONCEALER	FLEX CONCEALER - RICH
KUSH LIP SCRUB	KUSH LIP SCRUB -SNOWCAP
MINI LIP & CHEEK	MINI LIP & CHEEK - FLIP
MINI LIP & CHEEK	MINI LIP & CHEEK - QUIRK
MINI LIP & CHEEK	MINI LIP & CHEEK - RALLY
MINI LIP & CHEEK	MINI LIP & CHEEK - QUICKIE
MELATONIN LIP MASK	MELATONIN OVERNIGHT LIP MASK
MELATONIN SERUM STICK	MELATONIN SERUM STICK
KUSH LIP GLAZE	KUSH LIP GLAZE - NOVA
KUSH LIP GLAZE	KUSH LIP GLAZE - ROSE BUD
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - HAZE
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - MJ
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - DUB
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - HERB
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - DUTCH
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - GRIND
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - CYPHER
KUSH TRIPLE BROW PEN	KUSH TRIPLE BROW PEN - DIESEL
KUSH LIQUID EYELINER	KUSH LIQUID EYELINER
HYDRO GRIP MAKEUP SETTING SPRAY	HYDRO GRIP MAKEUP SETTING SPRAY
HERE FOR THE PARTY SET	MULTI-PIECE SET
VEGAN MILK MOISTURIZER	VEGAN MILK MOISTURIZER REFILL POUCH
HOLOGRAPHIC STICK	HOLOGRAPHIC STICK - SUPERNOVA
HOLOGRAPHIC STICK	HOLOGRAPHIC STICK - STARDUST
HOLOGRAPHIC STICK	HOLOGRAPHIC STICK - MARS
LIP & CHEEK	LIP + CHEEK-SWISH

Version 010120 | Confidential	19	SEPHORA – MILK MAKEUP

SCHEDULE 3

SEPHORA’S GENERAL PURCHASE CONDITIONS

1. Scope

These general purchase conditions apply to all purchases by SEPHORA to the express exclusion of the Supplier’s general sale conditions and any other document issued by the Supplier relating to SEPHORA’s order.

2. Purchase order

The purchase order stipulates the technical, commercial and administrative terms as well as the deadlines requested from the Supplier. Price, quantity, quality and performance deadlines are fundamental terms for the parties. No modification to these terms and to these deadlines can be taken into account unless previously agreed in writing by both parties.

3. Acceptance of the purchase order

The Supplier must acknowledge receipt of the SEPHORA purchase order within eight (8) calendar days from the date of the purchase order by returning a document mentioning the number of the SEPHORA purchase order by letter, fax or email. In the absence of this acknowledgement of receipt, the start of the performance of the purchase order will be automatically considered to be an implicit acceptance of the terms of the purchase order.

4. Packaging – Packing

The Products will be protected by packaging which is appropriate for resistance to the transport method used. All deliveries must be made in packaging stipulated by SEPHORA and, in the absence of a stipulation, in accordance with the norms and standards in force. Unless the packaging is supplied by SEPHORA, the Supplier will pay for any damage which occurs up until the goods arrive at the place of delivery and/or any shortage which is attributable to inadequate or defective packaging, and the Supplier will replace the damaged and/or missing products at its own cost under the terms of the purchase order, as soon as possible.

5. Delivery

The deliveries will be made to the delivery address on the purchase order. Deliveries are made EX-Works to the delivery address, in accordance with the Incoterms definition, and the risks are transferred at the time and place of delivery. The Supplier will insure the products at its own cost against loss, theft, breakage, damage, and any other risk during the transport to the place of delivery.

The fact of taking delivery of the order does not constitute a presumption of acceptance of the order with regards to its conformity with the specifications.

The Supplier must enclose a detailed slip reiterating the packing list and the type of packaging and the information appearing on the order enabling the products and their quantitative control to be identified.

A copy of this slip will be sent simultaneously with the shipment by fax or letter, to SEPHORA’s Purchase Department.

6. Deadlines

The delivery deadlines and the possible deadlines for performing the services stipulated in SEPHORA’s order are mandatory.

SEPHORA reserves the right to terminate any purchase order or part of the purchase order which is not delivered and/or executed within the contractual deadlines, except for a case of force majeure. SEPHORA must be informed of cases of force majeure within eight days of the event, failing which the Supplier cannot invoke it. Withdrawal by the Supplier’s sub-contractor or supplier will not be considered to be a case of force majeure.

7. Delays – Liquidated Damages

The Supplier undertakes to immediately inform SEPHORA of any event which is likely to result in a delay in delivering the products and/or in performing the services in relation to the deadline mentioned in the purchase order.

The Supplier undertakes to implement any means to makeup for this delay, at its own cost, being agreed that SEPHORA can demand an express shipment at the Supplier’s own cost.

In the event of a delay in delivery of Products, Supplier agrees to pay to Sephora liquidated damages in the amount of 5 USD per reference item ordered and delayed, plus 0.2 % per day of delay calculated on the total amount of the purchase order. The amount of such liquidated damages is agreed by the Parties as a reasonable amount to compensate Sephora for losses to be incurred in the event of late delivery, without prejudice to all other remedies available under this contract and/or at law.

8. Termination or reducing the purchase order

SEPHORA reserves the right to terminate or to reduce the purchase order(s) if the Supplier refuses or is unable to fulfill its obligations in accordance with the terms of the said order. Any extra costs will be paid for by the Supplier, without prejudice to the delay penalties and/or damages which SEPHORA may claim from the Supplier.

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9. Early delivery – Surplus delivery

SEPHORA reserves the right to return deliveries which are delivered more than five days before the planned date, at the Supplier’s costs and risks, as well as to refuse quantities which are above or below 5% of the quantities ordered and/or refuse services which are performed in advance, as well as those which are not stipulated in the purchase order.

10. Transfer of title

SEPHORA is the owner of the ordered products as soon as they are delivered at the address set forth in the purchase order. Therefore, any title retention clause is invalid against SEPHORA.

11. Liability and Insurance

The Supplier must take out an insurance contract with sufficient coverage of its professional risks (physical damage, bodily injury, consequential loss, and civil liability), both concerning the cover offered and the subscribed capital. It undertakes to prove having taken out the insurance as well as the payment of the premiums on SEPHORA’s first request.

12. Essential clauses – Maintaining obligations

If any one of the stipulations in these general purchase conditions is invalid, this will not make the whole of the general purchase conditions invalid. In the event of cancellation, the parties will in all circumstances endeavor to renegotiate an economically equivalent clause, in good faith.

If one of the parties does not invoke right it has under these general purchase conditions, this cannot be interpreted in any way as being an express or tacit waiver by this party to exercise the said right in the future.

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SCHEDULE 4
SUPPLIER’S CODE OF CONDUCT

“SEPHORA MIDDLE EAST” has agreed to abide by moral and ethical values in the management of the company. We expect our third party suppliers to respect and adhere to the same philosophy in the management of their own companies.

We require strict compliance with these standards on the part of all our suppliers, their factories, subcontractors, as well as their own suppliers.

Please note that where national and other applicable laws and the Supplier’s code of conduct address the same issue, the provision that is the highest workplace standard will apply.

Further, where the Supplier’s code of conduct is in contradiction with the applicable law, the applicable law shall apply.

We seek to work with suppliers that agree to comply with the requirements of this code of conduct which also abides by the principles stipulated in the Conventions of the International Labor Organization, the Universal Declaration on Human Rights, the guiding principles of the OECD and the principles of the Global Compact.

Any breach of conduct or any violation of this code of conduct by our suppliers or their subcontractors will result in a review and possible termination of the business relationship.

EMPLOYMENT REQUIREMENTS AND RESPONSIBILITIES

●	Forced Labor: The use of forced labor by our suppliers, whether obtained under the threat of punishment, withholding identity papers, requiring workers to deposit a bond or any other constraint is strictly prohibited.
●	Child Labor: Work by children under the age of 15 is strictly prohibited. In countries where local laws set a higher age for child labor or impose mandatory education beyond the age of 15, this higher age will apply.
●	Clandestine Labor: The choice of our suppliers and the determination of the purchase conditions must be based only on objective assessments of quality, price and capacity to supply and guarantee, services of adequate level. We expect our suppliers to take adequate measures in order to respect legal provisions as regards tax and social matters, in particular those aimed at fighting against illegal and/or clandestine labor.
●	Harassment and Abuse: We expect our suppliers to treat their employees with respect and dignity. Our suppliers may not allow or engage in any kind of corporal punishment, psychological or physical harassment or any other kind of abuse.
●	Discrimination: We expect our suppliers to treat all employees equally and fairly. Our suppliers may not practice any kind of discrimination in relation to hiring, access to training, promotion, or dismissal based on gender, race, religion, age, disability, sexual orientation, political opinions, nationality, or social or ethnic origin.
●	Wages and Benefits: As a minimum, our suppliers shall pay regular wages and pay for overtime at the legal rate imposed by the country of original manufacture and provide their workers with the benefits the law currently requires. If there is no legal minimum wage or overtime pay in the country of origin, the supplier shall ensure that the wages are at least equal to the average minimum in the industrial sector in question and that overtime pay is at least the same as the usual rate of pay.
●	Working Hours: In relation to working hours and overtime, our suppliers shall comply with the limits set by the laws of the country of manufacture. Our suppliers may not impose excessive overtime. The total number of hours worked per week may not exceed 60 hours, including all overtime, and at least one day off in every seven-day period, or in both cases, the maximum established by the laws in effect in the country.
●	Health and Safety: Based on the specific risks present in their industrial sector, our suppliers shall provide a safe and healthy workplace to avoid accidents or bodily injuries which may be caused by, associated with, or result from the work or from handling the equipment. They shall set up systems to detect, avoid or neutralize any threat to their employees’ health and safety and comply with local and international regulations and laws currently in effect. The same principles will apply to suppliers who provide housing to employees.

ENVIRONMENTAL REQUIREMENTS AND RESPONSIBILITIES

We expect our suppliers to share our commitment to a clean and safe environment. We encourage initiatives to reduce the impact on the environment, particularly through the use of environmentally-friendly technologies. Our suppliers shall agree to respect local and international environmental regulations and standards. Our suppliers shall be able to prove the effective implementation of the following requirements:

-	The existence of an environmental management system, possibly ISO 14001 or EMAS certified.
-	Proper waste management, with special attention to hazardous waste and emissions which may not be dumped or discharged in an unlawful manner.

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-	Employees whose work has a direct impact on the environment shall be trained, competent and have the necessary resources to do their jobs.

WORKING METHODS

●	Legal Requirements: We expect our suppliers to act in full compliance with the law. Our suppliers shall abide by all national, local and international laws relating to the management of their businesses.

●	Customs and Security Authorities: Our suppliers shall comply with applicable customs laws, including those relating to imports and the ban on the transshipment of merchandise into the country of import.

●	Subcontractors: Our suppliers shall receive “SEPHORA MIDDLE EAST” approval before subcontracting any part of the manufacturing process. Our approval is subject to acceptance by the subcontractors of this code of conduct and all other applicable conditions.

●	Anti-Corruption: Our suppliers shall agree to condemn and act against corruption in all its forms, including extortion and kickbacks.

INSPECTION AND AUDIT

Inspection: We reserve the right to check adherence to these principles and to conduct compliance audits at any time without notice. Our suppliers shall supply the necessary information and grant access to “SEPHORA MIDDLE EAST” representatives who seek to verify compliance with the requirements of this code. They shall agree to improve and correct any deficiency discovered.

Access to information: The supplier shall keep proper records to prove compliance with this code of conduct. Our suppliers shall provide access to complete, original, and accurate files to our representatives.

Supplier Agreement , name of the supplier	Milk Makeup, LLC
Date:	______________________,
Name of the supplier representative:	Steve Nguyen
Title:	CFO
Company Stamp:	______________________.

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